UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-9521

MANAGERS AMG FUNDS

(Exact name of registrant as specified in charter)

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Address of principal executive offices) (Zip code)

Managers Investment Group LLC

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end:	FEBRUARY 28

Date of reporting period:	MARCH 1, 2004 – FEBRUARY 28, 2005
(Annual Shareholder Report)

Item 1. REPORT TO SHAREHOLDERS.

[INSERT EDGAR VERSION OF THE ANNUAL/SEMI-ANNUAL SHAREHOLDER REPORT]

ANNUAL REPORT

MANAGERS AMG FUNDS

Systematic Value Fund

February 28, 2005

SYSTEMATIC VALUE FUND

Annual Report

February 28, 2005

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of The Managers Funds or Managers AMG Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Fellow Shareholder:

I am pleased to report that the Systematic Value Fund performed well over the past year, as described in the following report. It has also been a very active year from an organizational perspective. Notably, the Managers family of funds celebrated its 20th anniversary in June as Managers Capital Appreciation, Managers Special Equity and Managers Bond Funds eclipsed their 20th year since inception. In addition to taking over the management and administration of several funds formerly managed by Conseco Funds Group (April 2004), we recently integrated the Fremont Funds within our group. We believe that a key advantage to shareholders of all of these Funds will be a broader array of asset classes, investment styles and intelligence diversification available within one group of funds.

Beginning in May of 2004, we instituted expense caps on several of our Funds, effectively lowering their respective costs to shareholders. These include Managers Value, now capped at 1.19% per year, Managers Capital Appreciation, now capped at 1.29% per year, Managers International Equity, now capped at 1.55% per year, Managers Emerging Markets Equity, now capped at 1.79% per year, and Managers Global Bond, now capped at 1.19% per year. In a similar effort to reduce costs, we have commenced operation of a new share class of Managers Special Equity (I Class) which by virtue of a high minimum investment ($2.5 million) will be lower cost than the original share class. Finally, throughout the latter half of the year, Managers made preparations to combine our sales and operations groups with two of our Affiliates in order to create Managers Investment Group LLC, which we formed on January 1, 2005. The new organization has expanded resources and a wide array of investment management services.

As always, we post any news or other pertinent information about the Funds as soon as applicable on our Web site at www.managersinvest.com. The site has recently been updated with expanded information for our shareholders, so we encourage you to visit at your earliest convenience. Should you have any questions about any of our Funds or this report, please feel free to contact us at 1-800-835-3879, or visit the Web site. We thank you for your investment.

Sincerely,

Peter M. Lebovitz

President

Managers AMG Funds

About Your Fund’s Expenses (unaudited)

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from the Fund’s gross income, directly reduce the investment return of the Fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Fund, so you can compare these costs with those of other mutual funds. The examples are based on an investment in the Fund of $1,000 made at the beginning of the most recent fiscal period and held for the entire period.

The table below illustrates your Fund’s costs in two ways:

Actual Fund return: This helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return: This helps you compare the Fund’s costs with those of other mutual funds because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return It assumes that the Fund had a return of 5% and that the expense ratio is unchanged. You can assess the Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended February 28, 2005	Expense Ratio	Beginning Account Value 8/31/2004	Ending Account Value Ratio	Expenses Paid During Period*
Systematic Value Fund (before taxes)
Based on Actual Fund Return	0.90%	$1,000	$1,163	$4.83
Based on Hypothetical 5% Annual Return	0.90%	$1,000	$1,020	$4.51

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

You can find more information about the Fund’s expenses, including annual expense ratios for the past fiscal periods, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

Systematic Value Fund

Portfolio Manager’s Comments

When we look back at the 12 months ended February 28, 2005 the two most prominent themes in the market would be the continued rise in oil prices and the Fed’s “measured pace” of raising interest rates. Eliminate the two month boost that the markets received after the November 2nd Presidential election, and the broad market was basically flat for the year. On a positive note, and extremely favorable for our strategy, corporate earnings continued to exceed analyst expectations.

Small Cap stocks continued to lead the way, as they finished ahead of their large cap counterparts for the sixth-consecutive year and value stocks outperformed their growth peers. Energy was the top-performing sector, nearly doubling the returns of the next best performer, Utilities. Material, Industrials, and Consumer Staples also posted strong results for the year. The Information Technology sector was the only negative performer in the Index.

The Managers AMG Systematic Value Fund returned 13.11% for fiscal the year ended February 28, 2005, underperforming the Russell 1000 Value Index, which rose 13.74%. Our slight underperformance can be traced back to our sector weights. The Fund was hurt by an overweight in Information Technology, especially in the semiconductor & semiconductor equipment industry, and Health Care, most notably in pharmaceuticals. Our stock selections added value in Consumer Discretionary, Utilities, and Materials.

The Fund’s weighted average market cap is approximately $84.3 billion, slightly lower than the weighted average market cap on the benchmark at $95.8 billion. The Fund is currently overweight Information Technology, Consumer Discretionary, Health Care, Energy, Materials and underweight Consumer Staples, Financials, Industrials, Utilities, and Telecommunication Services.

Outlook

Pressures that continue to weigh heavily on the market include the persistent rise in oil prices, the specter of additional interest rate hikes, a widening of the already large trade deficit, and the pace of expansion in China. Despite these issues, we believe that the broad market is attractively valued and that buying opportunities still exist. In fact, according to the latest IBES Valuation Model, the market is close to 30% undervalued. We believe that the ultimate driver for higher stock prices should be the continued improvement in the corporate earnings cycle. If achieved, this continued improvement is expected to provide an extremely positive environment for our investment style moving forward.

Systematic Value Fund

Portfolio Manager’s Comments (continued)

Cumulative Total Return Performance

The Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. This chart compares a hypothetical $10,000 investment made in Systematic Value Fund on April 1, 2002 to a $10,000 investment made in the Russell 1000 Index for the same time periods. The listed returns for the Fund are net of expenses and the returns for the indices exclude expenses. Total returns would have been lower had certain expenses not been reduced. This chart is not intended to imply any future performance of the Fund. The graph and chart do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares.

Average Annualized Total Returns

	One Year	Since Inception*
Systematic Value Fund	13.11%	10.04%
Russell 1000 Value Index	13.74%	8.01%

*	Commencement of operations was April 1, 2002.

Past performance is not indicative of future results. For current performance, which may be lower or higher than that reported, visit our website at www.managersinvest.com or call 800-835-3879. The investment return and the principal value on an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Systematic Value Fund

Summary of Fund Information (unaudited)

February 28, 2005

Summary of Industry Weightings

Major Sectors	Percentage of Net Assets	Percentage of Russell 1000 Value Index
Financials	26.9%	31.5%
Energy	14.7	14.0
Consumer Discretionary	12.0	10.3
Industrials	10.3	12.1
Information Technology	8.9	5.4
Materials	6.6	5.3
Health Care	5.8	3.7
Utilities	5.3	6.3
Consumer Staples	4.2	6.5
Telecommunication Services	3.8	4.9
Other	1.5	0.0

	100.0%	100.0%

Top Ten Holdings

Security Name	Percentage of Net Assets
Exxon Mobil Corp.*	4.6%
General Electric Co.*	4.3
Bank of America Corp.*	3.8
Citigroup, Inc.*	3.5
Dow Chemical Co.*	2.9
Goldman Sachs Group, Inc.	2.2
Chesapeake Energy Corp.	2.1
ConocoPhillips Co.	2.1
Verizon Communications, Inc.*	1.9
United Technologies Corp.	1.9

Top Ten as a Group	29.3%

*	Top Ten Holding at August 31, 2004

Systematic Value Fund

Schedule of Portfolio Investments

February 28, 2005

	Shares		Value
Common Stocks - 98.5%

Consumer Discretionary - 12.0%
Abercrombie & Fitch Co.	2,600		$139,620
American Eagle Outfitters, Inc.	1,500		81,195
Autoliv, Inc.	2,700		134,838
Darden Restaurants, Inc.	9,100		243,880
Harrah’s Entertainment, Inc.	1,900		124,621
Lennar Corp.	3,900		237,198
McDonald’s Corp.	7,100		234,868
Office Depot, Inc.	8,100		155,925
Starwood Hotels & Resorts Worldwide, Inc.	1,700		97,308
Viacom, Inc., Class B	3,400		118,660
Walt Disney Co., The	8,500		237,490

Total Consumer Discretionary			1,805,603

Consumer Staples - 4.2%
Altria Group, Inc.	3,400		223,210
Coca-Cola Co., The	1,700		72,760
Colgate-Palmolive Co.	2,800		148,176
General Mills, Inc.	3,700		193,769

Total Consumer Staples			637,915

Energy - 14.7%
Chesapeake Energy Corp.	14,700		318,843
ChevronTexaco Corp.	1,200		74,496
ConocoPhillips Co.	2,800		310,492
Exxon Mobil Corp.	11,000		696,410
Kerr-McGee Corp.	2,400	[1]	186,384
Nabors Industries, Ltd.	2,400		137,760
Occidental Petroleum Corp.	1,700		119,459
Sunoco, Inc.	2,300		227,930
Transocean, Inc.	2,900		140,592

Total Energy			2,212,366

Financials - 26.9%
American International Group, Inc.	3,300		220,440
Bank of America Corp.	12,100		564,465
Bear Stearns Co., Inc., The	1,500		149,250
CB Richard Ellis Group, Inc.	3,200		115,456
CIT Group, Inc.	5,500		221,925
Citigroup, Inc.	11,000		524,920
E*Trade Group, Inc.	14,600		193,742
Fifth Third Bancorp	1,500	[1]	67,155

The accompanying notes are an integral part of these financial statements.

Systematic Value Fund

Schedule of Portfolio Investments (continued)

	Shares		Value
Financials (continued)
Franklin Resources, Inc.	3,100		$217,589
Genworth Financial, Inc., Class A	5,800	[1]	163,328
Goldman Sachs Group, Inc.	3,000		326,400
Hartford Financial Services Group, Inc.	2,100	[1]	151,095
JPMorgan Chase & Co.	4,200		153,510
Merrill Lynch & Co., Inc.	4,900		287,042
Providian Financial Corp.	8,700		149,205
Prudential Financial, Inc.	3,100		176,700
Sovereign Bancorp, Inc.	9,100	[1]	208,754
Wachovia Corp.	2,900	[1]	153,729

Total Financials			4,044,705

Health Care - 5.8%
AmerisourceBergen Corp.	2,400	[1]	143,760
CIGNA Corp.	1,900		172,520
HCA, Inc.	3,600		169,956
Humana, Inc.	3,300		109,791
Invitrogen Corp.*	2,000		139,920
Johnson & Johnson Co.	2,100		137,760

Total Health Care			873,707

Industrials - 10.3%
Career Education Corp.	2,700		92,205
General Electric Co.	18,200		640,640
Ingersoll-Rand Co., Class A	1,400		117,950
Textron, Inc.	3,000		232,050
Tyco International, Ltd.	5,400	[1]	180,792
United Technologies Corp.	2,900		289,652

Total Industrials			1,553,289

Information Technology - 8.9%
Citrix Systems, Inc.	6,000		135,000
Hewlett-Packard Co.	5,100		106,080
Ingram Micro Inc.	4,000		71,680
Intel Corp.	6,100		146,278
International Business Machines Corp.	3,000		277,740
Lam Research Corp.	1,300		40,872
National Semiconductor Corp.	4,400	[1]	87,780
Seagate Technology, Inc.	15,500		278,535
Symantec Corp.	4,200		92,442
Texas Instruments, Inc.	3,800		100,586

Total Information Technology			1,336,993

The accompanying notes are an integral part of these financial statements.

Systematic Value Fund

Schedule of Portfolio Investments (continued)

	Shares		Value
Materials - 6.6%
Dow Chemical Co.	7,900		$435,685
Inco, Ltd.	3,100	[1]	128,650
Monsanto Co.	1,800		105,804
Newmont Mining Corp.*	3,400	[1]	153,068
United States Steel Corp.*	2,600	[1]	162,136

Total Materials			985,343

Telecommunication Services - 3.8%
Sprint Corp.	12,000	[1]	284,160
Verizon Communications, Inc.	8,100		291,357

Total Telecommunication Services			575,517

Utilities - 5.3%
Constellation Energy Group	2,100		108,087
Duke Energy Corp.	9,000		242,910
Exelon Corp.	3,800	[1]	172,368
NRG Energy, Inc.	1,900		73,169
Oneok, Inc.	4,100	[1]	120,130
PPL Corp.	1,400		76,356

Total Utilities			793,020

Total Common Stocks (cost $13,060,895)			14,818,458
	Principal Amount
U.S. Government Obligations - 0.6%[4]

United States Treasury Bonds - 0.6%
U.S. Treasury Bond, 5.250%, 11/15/28	$13,466		14,543
U.S. Treasury Bond, 6.875%, 08/15/25	7,437		9,467
U.S. Treasury Bond, 7.250%, 05/15/16	26,618		33,606
U.S. Treasury Bond, 7.875%, 02/15/21	7,703		10,434
U.S. Treasury Bond, 8.500%, 02/15/20	404		570
U.S. Treasury Bond, 11.250%, 02/15/15	9,790		15,220

Total United States Treasury Bonds			83,840

U.S. Treasury Inflation Indexed Bonds - 0.0%#
U.S. Treasury Inflation Indexed Bond, 2.000%, 01/15/14	2,757		2,936

Total U.S. Government Obligations (cost $86,776)			86,776
	Shares
Other Investment Companies - 16.2%[2]
Bank of New York Institutional Cash Reserves Fund, 2.59%[3]	2,130,610		2,130,610
JPMorgan Prime Money Market Fund, Institutional Class Shares, 2.39%	309,093		309,093

Total Other Investment Companies (cost $2,439,703)			2,439,703

The accompanying notes are an integral part of these financial statements.

Systematic Value Fund

Schedule of Portfolio Investments (continued)

Value
Total Investments - 115.3% (cost $15,587,374)	$17,344,937
Other Assets, less Liabilities - (15.3)%	(2,296,814)

Net Assets - 100.0%	$15,048,123

Note:	Based on the cost of investments of $15,602,571 for Federal income tax purposes at February 28, 2005, the aggregate gross unrealized appreciation and depreciation were $1,879,066 and $136,700, respectively, resulting in net unrealized appreciation of investments of $1,742,366.

*	Non-income-producing securities.
[1]	Some of these shares, amounting to a market value of $2,140,801, or 14.2% of net assets, were out on loan to various brokers.
[2]	Yield shown for an investment company represents the February 28, 2005, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.
[3]	Collateral received from brokers for securities lending was invested in this short-term investment.
[4]	Non-cash collateral received for securities loaned.
#	Rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

Systematic Value Fund

Statement of Assets and Liabilities

February 28, 2005

Assets:
Investments at value (including securities on loan valued at $2,140,801)	$17,344,937
Receivable for investments sold	198,166
Receivable for Fund shares sold	9,969
Dividends, interest and other receivables	21,063
Prepaid expenses	3,694

Total assets	17,577,829

Liabilities:
Payable for investments purchased	270,305
Payable upon return of securities loaned	2,217,386
Accrued expenses:
Investment advisory and management fees	5,670
Other	36,345

Total liabilities	2,529,706

Net Assets	$15,048,123

Shares outstanding	1,421,589
Net asset value, offering and redemption price per share (Institutional Class)	$10.59

Net Assets Represent:
Paid-in capital	$12,762,522
Undistributed net investment income	32,322
Accumulated net realized gain from investments	495,716
Net unrealized appreciation of investments	1,757,563

Net Assets	$15,048,123

Investments at cost	$15,587,374

The accompanying notes are an integral part of these financial statements.

Systematic Value Fund

Statement of Operations

For the fiscal year ended February 28, 2005

Investment Income:
Dividend income	$254,080
Securities lending fees	1,696

Total investment income	255,776

Expenses:
Investment advisory and management fees	90,974
Custodian fees	26,393
Transfer agent fees	23,277
Professional fees	18,712
Registration fees	4,165
Trustees fees and expenses	1,439
Miscellaneous	3,159

Total expenses before offsets	168,119
Less: Expense reimbursements	(50,140)

Net expenses	117,979

Net investment income	137,797

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	1,587,768
Net unrealized depreciation of investments	(131,831)

Net realized and unrealized gain	1,455,937

Net Increase in Net Assets
Resulting from Operations	$1,593,734

The accompanying notes are an integral part of these financial statements.

Systematic Value Fund

Statement of Changes in Net Assets

	For the fiscal year ended February 28, 2005	For the fiscal year ended February 29, 2004
Increase in Net Assets
From Operations:
Net investment income	$137,797	$110,503
Net realized gain on investments	1,587,768	1,798,141
Net unrealized appreciation (depreciation) of investments	(131,831)	2,106,266

Net increase in net assets resulting from operations	1,593,734	4,014,910

Distributions to Shareholders:
From net investment income	(139,141)	(90,388)
From net realized gain on investments	(2,122,473)	(560,404)

Total distributions to shareholders	(2,261,614)	(650,792)

From Capital Share Transactions:
Proceeds from the sale of shares	2,631,963	4,995,596
Reinvestment of dividends and distributions	2,261,614	512,845
Cost of shares repurchased	(3,610,079)	(2,147,141)

Net increase from capital share transactions	1,283,498	3,361,300

Total increase in net assets	615,618	6,725,418

Net Assets:
Beginning of year	14,432,505	7,707,087

End of year	$15,048,123	$14,432,505

End of year undistributed net investment income	$32,322	$33,666

Share Transactions:
Sale of shares	246,944	492,278
Shares issued in connection with reinvestment of dividends and distributions	218,936	48,610
Shares repurchased	(337,785)	(199,869)

Net increase in shares	128,095	341,019

The accompanying notes are an integral part of these financial statements.

Systematic Value Fund

Financial Highlights

For an Institutional Class share of capital stock outstanding throughout each fiscal period

	For the fiscal year ended February 28, 2005	For the fiscal year ended February 29, 2004	For the period ended February 28, 2003*
Net Asset Value, Beginning of Period	$11.16	$8.09	$10.00

Income from Investment Operations:
Net investment income	0.12	0.08	0.03
Net realized and unrealized gain (loss) on investments	1.29	3.46	(1.92)

Total from investment operations	1.41	3.54	(1.89)

Less Distributions to Shareholders from:
Net investment income	(0.12)	(0.07)	(0.02)
Net realized gain on investments	(1.86)	(0.40)	-

Total distributions to shareholders	(1.98)	(0.47)	(0.02)

Net Asset Value, End of Period	$10.59	$11.16	$8.09

Total Return(a)	13.11%	44.07%	(18.91	)%(b)
Ratio of net expenses to average net assets	0.90%	0.90%	0.90	%(c)
Ratio of net investment income to average net assets	1.06%	0.95%	0.86	%(c)
Portfolio turnover	154%	132%	119	%(b)
Net assets at end of period (000’s omitted)	$15,048	$14,433	$7,707
Expense Offsets(d)
Ratio of total expenses to average net assets	1.29%	1.35%	2.20	%(c)
Ratio of net investment income (loss) to average net assets	0.67%	0.50%	(0.44	)%(c)

*	Commencement of operations was on April 1, 2002.
(a)	Total returns and net investment income would have been lower had certain expenses not been reduced.
(b)	Not annualized.
(c)	Annualized.
(d)	Ratio information assuming no reduction of Fund expenses.

(See Notes to Financial Statements.)

Systematic Value Fund

Notes to Financial Statements

February 28, 2005

(1) Summary of Significant Accounting Policies

Managers AMG Funds (the “Trust”) is an open-end management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended. Currently, the Trust is comprised of a number of different funds, each having distinct investment management objectives, strategies, risks and policies. Included in this report is an equity fund, the Systematic Value Fund (the “Fund”).

Currently, the Fund has registered Institutional and Investor Class shares. However, only the Institutional Class shares are currently offered. The Institutional Class shares (with a minimum investment of $1,000,000) are designed primarily for institutional investors that meet certain administrative and servicing criteria.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

(a) Valuation of Investments

Equity securities traded on a domestic securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Over-the-counter securities are valued at the Nasdaq Official Closing Price, if one is available. Lacking any sales, over-the-counter securities are valued at the last quoted bid price. Under certain circumstances, the value of the Fund investment may be based on an evaluation of its fair value, pursuant to procedures established by and under the general supervision of the Board of Trustees of the Fund. The Fund may use the fair value of a portfolio security to calculate its NAV when, for example, (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the time as of which the Fund calculates its NAV, (3) the Investment Manager determines that a market quotation is inaccurate, or (4) where a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time as of which the Fund calculates its NAV. The Manager monitors intervening events that may affect the value of securities held in the Fund’s portfolio and, in accordance with procedures adopted by the Fund’s Trustees, will adjust the prices of securities traded in foreign markets, as appropriate, to reflect the impact of events occurring subsequent to the close of such markets but prior to the time each Fund’s NAV is calculated. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Investments in other regulated investment companies are valued at their end of day net asset value per share. Securities (including derivatives) for which market quotations are not readily available are valued at fair value, as determined in good faith, and pursuant to procedures adopted by the Board of Trustees of the Trust.

(b) Security Transactions

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

(c) Investment Income and Expenses

Dividend income is recorded on the ex-dividend date. Interest income, which includes

Notes to Financial Statements (continued)

amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a fund are apportioned among the Funds in the Trust and in some cases other affi- liated funds based upon their relative average net assets or number of shareholders.

The Fund has a “balance credit” arrangement with The Bank of New York (“BNY”), the Fund’s custodian, whereby the Fund is credited with an interest factor equal to 1% below the effective 90-day T-Bill rate for account balances left uninvested overnight. This credit serves to reduce custody expenses that would otherwise be charged to the Fund. For the year ended February 28, 2005, the custodian expense was not reduced.

(d) Dividends and Distributions

Dividends resulting from net investment income, if any, normally will be declared and paid annually in December. Distributions of capital gains, if any, will also be made annually in December and when required for Federal excise tax purposes. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for losses deferred due to wash sales, contributed securities, and possibly equalization accounting for tax purposes. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. The tax character of distributions paid during fiscal 2005 and 2004 were as follows:

Distributions paid from:	2005	2004
Ordinary income	$139,141	$90,388
Short-term capital gains	1,261,394	556,232
Long-term capital gains	861,079	4,172

	$2,261,614	$650,792

As a % of distributions paid (unaudited):
Qualified ordinary income	100.00%	100.00%
Ordinary income—dividends received deduction	15.09%	9.86%

As of February 28, 2005, the components of distributable earnings (excluding unrealized appreciation/ depreciation) on a tax basis consisted of:

Undistributed ordinary income	$32,322
Undistributed short-term capital gains	381,341
Undistributed long-term capital gains	129,572

(e) Federal Taxes

The Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

(f) Capital Loss Carryovers

As of February 28, 2005, the Fund had no accumulated net realized capital loss carryover from securities transactions for Federal income tax purposes.

Notes to Financial Statements (continued)

(g) Capital Stock

The Trust’s Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest with $0.001 par value per share. The Fund records sales and repurchases of its capital stock on the trade date. Dividends and distributions to shareholders are recorded on the ex-dividend date.

At February 28, 2005, certain unaffiliated shareholders (specifically omnibus accounts) individually held greater than 10% of the outstanding shares of the Fund as follows: four own collectively 89%.

(2) Agreements and Transactions with Affiliates

The Trust has entered into an Investment Management Agreement under which Managers Investment Group LLC (formerly The Managers Funds LLC) (the “Investment Manager”), a subsidiary of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Fund and is responsible for the Fund’s overall administration. The Fund is distributed by Managers Distributors, Inc. (“MDI”), a wholly-owned subsidiary of Managers Investment Group LLC. The Fund’s investment portfolio is managed by Systematic Financial Management, L.P. (“Systematic”), which serves pursuant to a Subadvisory Agreement by and between the Investment Manager and Systematic with respect to the Fund. AMG indirectly owns a majority interest in Systematic. Certain Trustees and Officers of the Fund are Officers and/or Directors of the Investment Manager, AMG, and/or MDI.

The Fund is obligated by the Investment Management Agreement to pay an annual management fee to the Investment Manager of 0.70% of the average daily net assets of the Fund. The Investment Manager, in turn, pays Systematic 0.70% of the average daily net assets of the Fund for its services as subadvisor. Under the Investment Management Agreement with the Fund, the Investment Manager provides a variety of administrative services to the Fund. The Investment Manager receives no additional compensation from the Fund for these services. Pursuant to a Reimbursement Agreement between the Investment Manager and Systematic, Systematic reimburses the Investment Manager for the costs the Investment Manager bears in providing such services to the Fund.

The Investment Manager has contractually agreed, through at least July 1, 2005, to waive fees and pay or reimburse the Fund to the extent that the total operating expenses (excluding interest, taxes, brokerage, and other extraordinary expenses) exceed 0.90% of the Fund’s average daily net assets. The Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within three (3) years after the waiver or reimbursement occurs and that such repayment would not cause the Fund’s total operating expenses in any such year to exceed 0.90% of the Fund’s average daily net assets. In addition to any other waiver or reimbursement agreed to by the Investment Manager, Systematic from time to time may waive all or a portion of its fee. In such an event, the Investment Manager will, subject to certain conditions, waive an equal amount of the management fee. For the fiscal year ended February 28, 2005, the Investment Manager reimbursed the Fund $50,140 and the cumulative amount of unreimbursed expense at February 28, 2005 was $152,277.

The aggregate annual fee paid to each independent Trustee for serving as a Trustee of the Trust was $5,000. Effective April 1, 2004 the aggregate annual retainer paid to each Independent Trustee for all Trusts in the Fund family became $52,000, plus $2,000 for each meeting attended. The Trustees’ fees and expenses are allocated amongst all of the Funds for which Managers Investment Group LLC serves as the Advisor based on the relative net assets of such Funds. The Independent Chairman of the Trusts receives an additional payment of

Notes to Financial Statements (continued)

$5,000 per year. The “Trustee fees and expenses” shown in the financial statements amounting to $1,439 for the fiscal year ended February 28, 2005 represents the Fund’s allocated portion of the total fees and expenses paid by the Fund and other affiliated funds in the Trust and in the complex.

(3) Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term securities, for the fiscal year ended February 28, 2005, were $19,875,781 and $20,487,313, respectively. There were no purchases or sales of U.S. Government securities for the Fund.

(4) Portfolio Securities Loaned

The Fund may participate in a securities lending program offered by BNY providing for the lending of equities, corporate bonds and government securities to qualified brokers. Collateral on all securities loaned is accepted in cash and/or government securities. Collateral is maintained at a minimum level of 102% of the market value, plus interest, if applicable, of investments on loan. Collateral received in the form of cash is invested temporarily in institutional money market funds or other short-term investments by BNY. Securities lending fees include earnings of such temporary cash investments, plus or minus any rebate. These payments are then divided between BNY, as a fee for its services under the program, and the Fund according to agreed-upon rates.

(5) Commitments and Contingencies

In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Tax Information (unaudited)

Pursuant to section 852 of the Internal Revenue Code, the Fund designates $650,431 as long-term capital gains for the tax year ended February 28, 2005.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Managers AMG Funds and the Shareholders of

Systematic Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Systematic Value Fund (the “Fund”) at February 28, 2005, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 15, 2005

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Fund. The Trustees are experienced executives who meet periodically throughout the year to oversee the Fund’s activities, review contractual arrangements with companies that provide services to the Fund, and review the Fund’s performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

The Trustees hold office without limit in time except that (a) any Trustee may resign or retire; (b) any Trustee may be removed with or without cause by two-thirds of the remaining Trustees and; (c) any Trustee may be removed by action of two-thirds of the outstanding shares of the Trust.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

Jack W. Aber, 9/9/37
• Trustee since 1999 • Oversees 39 Funds in Fund Complex	Professor of Finance, Boston University School of Management (1972-Present); Trustee of Appleton Growth Fund (1 portfolio); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio)

William E. Chapman, II, 9/23/41
• Independent Chairman • Trustee since 1999 • Oversees 39 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars); Interim Executive Vice President, QuadraMed Corporation (2001); President Retirement Plans Group, Kemper Funds (1990-1998); Trustee of Bowdoin College (2002-Present); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio)

Edward J. Kaier, 9/23/45
• Trustee since 1999 • Oversees 39 Funds in Fund Complex	Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-Present); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio)

Steven J. Paggioli, 4/3/50
• Trustee since 2004 • Oversees 39 Funds in Fund Complex	Consultant (2001-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (20 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP.

Trustees and Officers (continued)

Eric Rakowski, 6/5/58
• Trustee since 1999 • Oversees 39 Funds in Fund Complex

Professor, University of California at Berkeley School of Law (1990-Present); Visiting Professor, Harvard Law School

(1998-1999); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio)

Thomas R. Schneeweis, 5/10/47
• Trustee since 2004 • Oversees 39 Funds in Fund Complex	Professor of Finance, University of Massachusetts (1985-Present); Director, CISDM at the University of Massachusetts, (1996-Present); President Schneeweis Partners, LLC (2001-2004); President Alternative Investment Analytics, LLC, (2005-Present); Director of Research, Lyra/Starview Capital LLC, (2004-Present); Partner, Northampton Capital, LLC; Partner, Schneeweis Advisors and Massachusetts Finance Institute (both wholly owned subsidiaries of Alternative Investment Analytics). No other directorships held by Trustee.
*	The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Interested Trustees

The following Trustees are “interested persons” of the Trust within the meaning of the 1940 Act. Mr. Kingston is an interested person of the Trust within the meaning of the 1940 Act by virtue of his positions with, and interest in securities of, Affiliated Managers Group, Inc. Mr. Lebovitz is an interested person of the Trust within the meaning of the 1940 Act by virtue of his positions with Managers Investment Group LLC and Managers Distributors, Inc.

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

John Kingston, III, 10/23/65
• Trustee since 2004 • Oversees 39 Funds in Fund Complex

Senior Vice President and General Counsel, (2002-Present), Affiliated Managers Group, Inc.; Vice President and Associate General Counsel, Affiliated Managers Group, Inc. (1999-2002); Director and Secretary, Managers Distributors, Inc. (2000-Present); Secretary, Managers AMG Funds (1999-2004); Served in a general counseling capacity, Morgan Stanley Dean Witter Investment Management, Inc. (1998-1999); Associate, Ropes and Gray

(1994-1998); No other directorships held by trustee.

Peter M. Lebovitz, 1/18/55
• Trustee since 2002 • President since 1999 • Oversees 39 Funds in Fund Complex

Managing Partner, Managers Investment Group LLC (2005-Present); President and Chief Executive Officer, The Managers Funds LLC (1999-2004); President, Managers Distributors, Inc. (2000-Present); President, The Managers Funds (1999-Present); President, Managers Trust I (2000-Present); President, Managers Trust II (2000-Present); Director of Marketing, The Managers Funds, LP (1994-1999); Director of Marketing, Hyperion Capital Management, Inc.

(1993-1994); Senior Vice President, Greenwich Asset Management, Inc. (1989-1993); No other directorships held by trustee.

*	The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Trustees and Officers

Officers

Name, Date of Birth, Position(s) Held With Fund & Length of Time Served	Principal Occupation(s) During Past 5 Years
Galan G. Daukas, 10/24/63
• Chief Financial Officer since 2002

Senior Vice-President, Managers Investment Group LLC (2005-Present); Chief Operating Officer, The Managers Funds LLC,

(2002-2004); Chief Financial Officer, The Managers Funds, Managers Trust I and Managers Trust II (2002-Present); Chief Operating Officer and Chairman of the Management Committee, Harbor Capital Management Co., Inc. (2000-2002); Chief Operating Officer, Fleet Investment Advisors (1992-2000).

Donald S. Rumery, 5/29/58
• Treasurer since 1999

Senior Vice-President, Managers Investment Group LLC

(2005-Present); Director, Finance and Planning, The Managers Funds LLC, (1994-2004); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-Present); Treasurer, Managers Trust I and Managers Trust II (2000-Present); Treasurer, The Managers Funds (1995-Present); Secretary, Managers Trust I and Managers Trust II (2000-2004) and Secretary, The Managers Funds (1997-2004).

Christine C. Carsman, 4/2/52
• Secretary since 2004

Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-Present); Secretary, The Managers Funds, Managers Trust I and Managers Trust II (2004-Present); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004)

MANAGERS AMG FUNDS

INVESTMENT MANAGER

AND ADMINISTRATOR

Managers Investment Group LLC

800 Connecticut Avenue

Norwalk, CT 06854

203.299.3500 or 800.835.3879

SUBADVISOR

Systematic Financial Management, L.P.

300 Frank W. Burr Blvd.

Glenpointe East, 7th Floor

Teaneck, NJ 07666

CUSTODIAN

The Bank of New York

2 Hanson Place

Brooklyn, NY 11217

LEGAL COUNSEL Goodwin Procter LLP Exchange Place Boston, MA 02109 TRANSFER AGENT PFPC Inc. Attn: Managers P.O. Box 9769 Providence, RI 02940 800.548.4539

This report is prepared for the Fund’s shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective Prospectus. To receive a free copy of the Prospectus or the Statement of Additional Information or to request additional information about the Fund or other Managers Funds, please contact us by calling 800.835.3879 or by visiting our Web site listed below. Distributed by Managers Distributors, Inc., member NASD.

AR004-0504

www.managersinvest.com

Item 2. CODE OF ETHICS.

Registrant has adopted a Code of Ethics. See attached Exhibit 10(a).

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Registrant’s Board of Trustees has determined that independent Trustees Mr. Jack W. Aber and Steven J. Paggioli each qualify as the Audit Committee Financial Expert. Mr. Aber and Mr. Paggioli are “independent” as such term is defined in Form N-CSR.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The aggregate fees billed by PwC to the Fund for the Fund’s two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were $8,160 for fiscal 2004 and $6,090 for fiscal 2003.

Audit-Related Fees

There were fees billed by PwC to the Fund in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Fund’s two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

Tax Fees

The aggregate fees billed by PwC to the Fund for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were $3,780 for fiscal 2004 and $1,253 for fiscal 2003.

For the Fund’s two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Fund was $0 for fiscal 2004 and $0 for fiscal 2003, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

All Other Fees

There were no other fees billed by PwC to the Fund for all other non-audit services (“Other Fees”) during the Fund’s two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Fund.

According to policies adopted by the Audit Committee, services provided by PwC to the Fund must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Fund without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Fund. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

There were no other fees billed by PwC for non-audit services rendered to the Fund and to Fund Service Providers for the Fund’s two most recent fiscal years.

The Audit Committee has considered whether the provision of non-audit services by PwC to Fund Service Providers that were not required to be pre-approved by the Audit Committee is compatible with maintaining PwC’s independence in its audit of the Fund, taking into account representations from PwC, in accordance with Independence Standards Board Standard No. 1, regarding its independence from the Fund and its related entities.

The following table sets forth the non-audit services provided by PwC to the Fund and its service affiliates defined as the Fund’s investment advisor and any entity controlling, controlled by or under common control with Managers Investment Group LLC that provides ongoing services to the Fund (“Control Affiliates”) for the last two fiscal years.

	Audit-related feesA		Tax feesA		All other feesA
	2004	2003	2004	2003	2004	2003
Control Affiliates	$155,040	$	$260,600	$16,350	$0	$0

A	Aggregate amounts may reflect rounding.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

Item 6. NOT APPLICABLE

Item 7. NOT APPLICABLE

Item 8. NOT APPLICABLE

Item 9. NOT APPLICABLE

Item 10. NOT APPLICABLE

Item 11. CONTROLS AND PROCEDURES.

(a)	Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing of this report.

(b)	Internal Controls. There were no significant changes in the Registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of our evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12. EXHIBITS.

(a)	Any code of ethics or amendments hereto. Filed herewith.

(b)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(c)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MANAGERS AMG FUNDS

By:	/s/ Peter M. Lebovitz
Peter M. Lebovitz, President

Date:  May 6, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Peter M. Lebovitz
Peter M. Lebovitz, President

Date:  May 6, 2005

By:	/s/ Galan G. Daukas
Galan G. Daukas, Chief Financial Officer

Date:  May 6, 2005